Financial Instruments	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments
21.	FINANCIAL INSTRUMENTS

[a]	Foreign exchange contracts
At December 31, 2020, the Company had outstanding foreign exchange forward contracts representing commitments to buy and sell various foreign currencies. Significant commitments are as follows:

	For Canadian dollars		For U.S. dollars
Buy (Sell)	U.S. dollar amount	Weighted average rate	Peso amount	Weighted average rate
2021	131	1.30755	4,077	0.04523
2021	(823)	0.75821	—	—
2022	12	1.32628	1,746	0.04650
2022	(339)	0.76478	—	—
2023	2	1.32885	493	0.04540
2023	(71)	0.75963	—	—
2024	(22)	0.75896	—	—
2025	(5)	0.77039	—	—

	(1,115)		6,316

	For euros
Buy (Sell)	U.S dollar amount	Weighted average rate	Czech koruna amount	Weighted average rate
2021	171	0.82728	4,053	0.03773
2021	(97)	1.18543	—	—
2022	62	0.81888	2,099	0.03770
2022	(35)	1.19120	—	—
2023	32	0.81565	330	0.03714
2023	(27)	1.22051	—	—
2024	10	0.82558	—	—
2024	(6)	1.25793	—	—

	110		6,482

Based on forward foreign exchange rates as at December 31, 2020 for contracts with similar remaining terms to maturity, the gains and losses relating to the Company’s foreign exchange forward contracts recognized in other comprehensive income are approximately $68 million and $16 million, respectively
[note 20]
.
The Company does not enter into foreign exchange forward contracts for speculative purposes.

[b]	Financial assets and liabilities
The Company’s financial assets and liabilities consist of the following:

	2020	2019

Financial assets
Cash and cash equivalents	$3,268	$1,276
Restricted cash equivalents	106	116
Accounts receivable	6,394	5,927
Private equity investments	267	95
Severance investments	1	1
Long-term receivables included in other assets [note 12]	209	217

	$10,245	$7,632

Financial liabilities
Long-term debt (including portion due within one year)	$4,102	$3,168
Accounts payable	6,266	5,628

	$10,368	$8,796

Foreign currency contracts designated as effective hedges, measured at fair value
Prepaid expenses and other	$52	$46
Other assets	16	24
Other accrued liabilities	(11)	(10)
Other long-term liabilities	(5)	(8)

	$52	$52

[c]	Derivatives designated as effective hedges, measured at fair value
The Company presents derivatives that are designated as effective hedges at gross fair values in the consolidated balance sheets. However, master netting and other similar arrangements allow net settlements under certain conditions. The following table shows the Company’s derivative foreign currency contracts at gross fair value as reflected in the consolidated balance sheets and the unrecognized impacts of master netting arrangements:

	Gross amounts presented in consolidated balance sheets	Gross amounts not offset in consolidated balance sheets	Net amounts

December 31, 2020
Assets	$68	$13	$55
Liabilities	$(16)	$(13)	$(3)

December 31, 2019
Assets	$70	$15	$55
Liabilities	$(18)	$(15)	$(3)

[d]	Fair value
The Company determined the estimated fair values of its financial instruments based on valuation methodologies it believes are appropriate; however, considerable judgment is required to develop these estimates. Accordingly, these estimated fair values are not necessarily indicative of the amounts the Company could realize in a current market exchange. The estimated fair value amounts can be materially affected by the use of different assumptions or methodologies. The methods and assumptions used to estimate the fair value of financial instruments are described below:
Cash and cash equivalents, restricted cash equivalents, accounts receivable, and accounts payable.
Due to the short period to maturity of the instruments, the carrying values as presented in the consolidated balance sheets are reasonable estimates of fair values.
Private equity securities
The Company estimates the value of its private equity securities based on valuation methods using the observable transaction price at the transaction date and other observable inputs including rights and obligations of the securities held by the Company. [Level 3 inputs based on the GAAP fair value hierarchy.]
Term debt
The Company’s term debt includes $129 million due within one year. Due to the short period to maturity of this debt, the carrying value as presented in the consolidated balance sheet is a reasonable estimate of its fair value.

Senior Notes
The fair value of our Senior Notes are classified as Level 1 when we use quoted prices in active markets and Level 2 when the quoted prices are from less active markets or when other observable inputs are used to determine fair value. At December 31, 2020, the net book value of the Company’s Senior Notes was $3.89 billion and the estimated fair value was $4.23 billion.

[e]	Credit risk
The Company’s financial assets that are exposed to credit risk consist primarily of cash and cash equivalents, restricted cash equivalents [net of the euro drawn amount], accounts receivable, and foreign exchange and commodity forward contracts with positive fair values.
Cash and cash equivalents and restricted cash equivalents, which consist of short-term investments, are only invested in bank term deposits and bank commercial paper with an investment grade credit rating. Credit risk is further reduced by limiting the amount which is invested in certain major financial institution
s
.
The Company is also exposed to credit risk from the potential default by any of its counterparties on its foreign exchange forward contracts. The Company mitigates this credit risk by dealing with counterparties who are major financial institutions that the Company anticipates will satisfy their obligations under the contracts.
In the normal course of business, the Company is exposed to credit risk from its customers, substantially all of which are in the automotive industry and are subject to credit risks associated with the automotive industry. For the year ended December 31, 2020, sales to the Company’s six largest customers represented 78% [2019 - 77%] of the Company’s total sales; and substantially all of its sales are to customers in which the Company has ongoing contractual relationships. The Company continues to closely monitor its customers as a result of the current economic uncertainty. In determining the allowance for expected credit losses, the Company considers changes in customer’s credit ratings, liquidity, customer’s historical payments and loss experience, current economic conditions and the Company’s expectations of future economic conditions.

[f]	Currency risk
The Company is exposed to fluctuations in foreign exchange rates when manufacturing facilities have committed to the delivery of products for which the selling price has been quoted in currencies other than the facilities’ functional currency, and when materials and equipment are purchased in currencies other than the facilities’ functional currency. In an effort to manage this net foreign exchange exposure, the Company employs hedging programs, primarily through the use of foreign exchange forward contracts
[note 21[a]]
.

[g]	Interest rate risk
The Company is not exposed to significant interest rate risk due to the short-term maturity of its monetary current assets and current liabilities. In particular, the amount of interest income earned on cash and cash equivalents is impacted more by investment decisions made and the demands to have available cash on hand, than by movements in interest rates over a given period.
In addition, the Company is not exposed to interest rate risk on its term debt and Senior Notes as the interest rates on these instruments are fixed.